Description of Business	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Description of Business

NOTE 1 — Description of Business

Actavis plc (formerly known as Actavis Limited) is an integrated global specialty pharmaceutical company engaged in the development, manufacturing, marketing, sale and distribution of generic, branded generic, brand name (“brand”, “branded” or “specialty brand”), biosimilar and over-the-counter (“OTC”) pharmaceutical products. The Company also develops and out-licenses generic pharmaceutical products primarily in Europe through our Medis third-party business. Following the renaming of the Company (discussed below) in January of 2013, the Company changed the name of the Company’s three reporting segments, the effect of which remained through December 31, 2013. The Global Generics segment became “Actavis Pharma,” Global Brands became “Actavis Specialty Brands,” and Distribution became “Anda Distribution.” In January 2014, the Company organized its business into two operating segments: Actavis Pharma and Anda Distribution. In the third quarter of 2014, the Company again realigned its organizational structure. Under the new organizational structure, the Company has organized its business into three operating segments: North American Brands, North American Generics and International and Anda Distribution. Refer to NOTE 3 — Summary of Significant Accounting Principles, Revision, for additional details regarding the Company’s segments. These financial statements have been revised to reflect this change.

The Company operates manufacturing, distribution, research and development (“R&D”) and administrative facilities in many of the world’s established and growing international markets, including the United States of America (“U.S.”), Canada and Puerto Rico (together “North America”), and its key international markets around the world (“International”).